EXHIBIT 99.1



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-QSB (the "Report") of Double Eagle Petroleum Company (the "Company") for the quarter ended November 30, 2002, Stephen H. Hollis, the Chief Executive Officer and Principal Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief: (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  February 12, 2003                            /s/  Stephen H. Hollis
                                                     ---------------------------
                                                     Stephen H. Hollis
                                                     Chief Executive Officer and
                                                     Principal Financial Officer